Income taxes (Tables)	12 Months Ended
Dec. 31, 2023
Income taxes
Schedule of Components of Income Tax

The components of income tax are as follows:

	For the years ended December 31
In thousands of U.S. Dollars	2023	2022	2021
Current tax expenses	(435)	(207)	(150)
Income tax expense for year	(435)	(207)	(150)

Schedule of differences between income taxes expected at the Bermuda statutory income tax rate of zero percent and the reported income tax expense

The differences between income taxes expected at the Marshall Islands statutory income tax rate for non-resident companies of zero percent and the reported income tax expense are summarized as follows.

	For the years ended December 31
	2023	2022	2021
Marshall Islands statutory income tax rate	0.00%	0.00%	0.00%
Income subject to tax in other jurisdictions	0.37%	0.15%	0.41%
Effective tax rate	0.37%	0.15%	0.41%